Exhibit 99.1

Roth 2006 New York Conference September 6, 2006

Cautionary Note Regarding Forward-Looking Statements All forward-looking statements contained in this press release are made within the meaning of and under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements regarding the business prospects for the Company and its subsidiaries and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non- financial items, performance or events. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including, but not limited to, the Company's ability to obtain and maintain sufficient capital and liquidity; the effects of litigation and claims; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies; the effects of competition; customer and industry demand and preferences; the Company's ability to attract, retain and motivate key personnel; the ability of the Company to secure and maintain relationships; changes in the energy industry; general economic, market and business conditions; and other factors identified from time to time in the Company's reports and filings with the Securities and Exchange Commission. The forward- looking statements in this presentation speak only as of the date hereof . The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Operational Organization Chart Metretek Technologies PowerSecure, Inc. DG & Energy Services Southern Flow MM 1995-2 Met-Fl. An Energy Services and Technology Company Oilfield Services AMR & Telemetry

MEK Shareholder Data Stockholders Equity (1) Common Shares Outstanding (2) Current Stock Price (2) Current Market Cap 52 Week Stock Price Range 2006 EPS (Basic) Guidance (3) $ 50.4 15.7 $ 11.10 $ 175.0 $ 3.59--$ 19.80 $ .76-$.80 As of June 30, 2006 As of August 21, 2006 Guidance as of August 11, 2006 (Amounts in millions, except per share data)

Key Financial Data 2006 (1) (guidance) 2005 (2) 2004 (2) 2003 (2) Revenues 115,000 47,252 35,177 36,474 Income-continuing operations (2) 11-12 million 2,634 1,575 1,859 Avg. Basic Shares EPS-Basic (2) 15,000 $.76-$.80 12,287 $.21 9,531 $.03 6,043 $.11 2006 Guidance update as of August 11, 2006 Income from continuing operations excludes "Deemed Distributions" on Preferred Stock (n/a in 2005) and losses from discontinued operations (Amounts in Thousands)

Selected Financial Data % Change 6 Mos. 2006 6 Mos. 2005 PowerSecure: Revenues Segment Income 200.8% 450.1% (amounts in 40,744 3,796 thousands) 13,545 690 Southern Flow: Revenues Segment Income 26.2% 44.6% 8,314 1,485 6,587 1,027 MM 1995-2: Equity Income (net of minority interest) 46.5% 1,179 805 MEK Consolidated.: Revenues Net Income 133.8% 641.6% 51,076 4,865 21,846 656

Comments on Guidance 2006 Guidance--$115 million in revenues; net income in range of $11-$12 million EPS Basic: $0.76--$0.80 EPS Diluted: $0.68--$0.72 EPS Estimates include $800,000 of non-cash option expense ($0.05 per share) 15.7 million shares and 2.2 million derivatives currently outstanding Management has set a Performance Target of 30% average annual growth in EPS

PowerSecure, Incorporated Why Are We Excited About PowerSecure's Growth Potential? Electric Utility Industry in U.S. Has Annual Sales Of Approximately $300 Billion PowerSecure Partners With the Electric Utility Industry

How Does PowerSecure Partner With The Electric Utility Industry? Distributed Generation Energy Efficiency Engineering and Design Services for Utility Infrastructure (Transmission and Distribution Systems) Proven New

PowerSecure - Distributed Generation Coal Nuclear Gas Hydro Fuel Oil Biomass Other Source of Power 1976333 788556 714600 261545 117591 60042 39000 Where Does Today's $300 Billion In Electricity Sales Come From?

PowerSecure - Distributed Generation Why will Distributed Generation Play a Bigger Role in the Future? Customers desire higher reliability associated with power supply Utilities face difficulty in locating/building new Transmission lines Permitting process associated with a small distributed generation facility is much simpler when compared to the permitting process for a large central station power plant Continued Expansion of Proven Business Model

PowerSecure - Distributed Generation Why will PowerSecure be successful as DG proliferates? First Mover advantage, track record of success since 2000 Deep understanding of utility regulatory model and utility business culture Highly Integrated Business Model In-house engineering and design team In-house switchgear design and manufacturing In-house project management and construction team In-house proprietary monitoring and dispatch system In-house service team for switchgear and controls Strong technical expertise within the company

PowerSecure - Energy Efficiency Why will Energy Efficiency Play a Bigger Role in the Future? Energy prices have soared: thus the financial benefit associated with using energy more efficiently has increased significantly thus executives around the country are more attentive to energy expenditures A kwh avoided through energy efficiency is the most environmentally friendly kwh Reducing the use of electricity without hampering the productivity of the customer relieves congestion on the electric grid

PowerSecure - Energy Efficiency Why will PowerSecure be successful as Energy Efficiency Grows? Deep understanding of utility regulatory model and utility business culture Leverages existing relationships with utilities and their customers Proven management team with successful track record Strong technical expertise within the company

PowerSecure - Engineering Services Why will Outsourced Engineering Services Play a Bigger Role in the Future for Electric Utilities? During the 90's utilities faced regulatory uncertainty and implemented hiring freezes to control costs In addition to hiring freezes, many utilities implemented "early retirement" or "voluntary severance" plans that incented people to leave the utility The net result of the these items was: Many utilities have an "expertise gap" internally resulting from not hiring people for a few years and simultaneously incenting their most experienced personnel to leave Many utilities have found it economically advantageous to outsource some of their engineering services

PowerSecure - Engineering Services Why will PowerSecure be successful as utilities outsource Engineering Services? Deep understanding of utility regulatory model and utility business culture Leverages existing relationships with utilities Proven management team with successful track record Strong technical expertise within the company

4,000 kw IDG@ System at Large Pharmaceutical Company

400 kw Mobile IDG@ System

Mobile IDG@ Fleet Supporting Fortune 500 Company

PowerSecure's Track Record 2002 (A) 2003 (A) 2004 (A) 2005 (A) 2006 (F) Revenues 8229000 17122000 18630000 30200000 90000000 Revenues A = Actual F = Forecast

PowerSecure - Foundation for Success Prior to 2005, PowerSecure only partnered with Municipal owned and Cooperatively Owned Utilities The Largest utilities in the country are Investor Owned PowerSecure targeted specific Investor Owned Utilities for partnerships beginning in 2005. PowerSecure has existing relationships with numerous national accounts PowerSecure has launched three new business units and invested in entering a new market (Federal), all efforts have tremendous potential

PowerSecure - Overview of Electric Utilities Investor Utilities Muni Coop 208 39 28 Investor Utilities Muni Coop 10820 1840 1380 How is the $300 million Of Annual Revenue Distributed Among Utilities? Who Serves the Nation's 14,000,000 Commercial & Industrial Locations? Investor Utilities Muni Coop 204 1693 822 Of the 2500 Electric Utilities in the US, How Many are IOU's, Muni's or Coops?

PowerSecure - Gaining Momentum How Many C & I Customers are Served By the Utilities That PowerSecure is Actively Partnered With? Prior to 2005 60,000 * Now 610,000 * C&I Customers Served by 325,000 * utilities with whom we are pursuing a relationship * estimates

Key's To PowerSecure's Sustaining Growth? Penetrate the market with our existing utility partners Establish new utility partnerships Leverage our existing national accounts Build relationships with new national accounts Cross-sell our products and services within our existing utility and customer base Expand geographically Penetration of Federal Markets Restore gross margins Continued Expansion of Proven Business Model

Southern Flow Companies, Inc. MM 1995-2 Business Trust Metretek Fl

Southern Flow - Overview In Business for over 50 years-predictable and stable Provides Natural Gas Measurement Services to Natural Gas Producers Record 1st half. Sales up 26%, segment profit up 45%

Equity Interest in MM 1995-2 Oil Field Services Sector-DJ Basin Processes and disposes of formation water produced in association with oil and gas Water disposed by injection into deep, subsurface formations via environmentally sound facilities MEK's equity interest increased from 27% to 36% in 1st Qtr $1.2 million of equity income in 1st half 2006

Metretek-Fl Company stabilized and focused on core products and growth opportunities

Highlights MEK's financial position is healthy and can support future growth of all operations Current guidance calls for record growth and earnings in 2006 PowerSecure positioned for major growth in all its existing product lines and its new business initiatives Southern Flow is poised for a record year in 2006 in both sales and net income Equity Investment in MM 1995-2 an increasing contributor to net income

More Details on the Business of Metretek and Its Subsidiaries: http://www.metretek.com